                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 1

            AMENDMENT  NO.  1  dated  as of July 9,  2004 to the  Note  Purchase
Agreement referred to below, between:

            NUCO2 INC., a corporation  duly organized and validly existing under the laws of the State of Florida (the "COMPANY"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature  pages  hereto  (each,  an  "INVESTOR",  and  collectively,  the
      "INVESTORS").

            WHEREAS,  the  Company  and the  Investors  are  party  to a  Senior
Subordinated Note Purchase  Agreement dated as of August 25, 2003 (as heretofore modified and supplemented  and in effect on the date hereof,  the "NOTE PURCHASE
AGREEMENT"), pursuant to which the Company has issued to the Investors its 16.3%
Senior  Subordinated  Notes in an  aggregate  principal  amount  of  $30,000,000 outstanding on the date hereof; and

            WHEREAS,  the parties to the Note Purchase  Agreement  wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  DEFINITIONS.   Except  as  otherwise  defined  in  this
Amendment No. 1, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2.  AMENDMENTS  TO NOTE PURCHASE  AGREEMENT.  Subject to the
satisfaction  of the  conditions  precedent  specified  in Section 4 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A.  References  in the Note Purchase  Agreement to "this  Agreement"
(and indirect references such as "hereunder",  "hereby",  "herein" and "hereof")
shall be deemed to be  references  to the Note  Purchase  Agreement  as  amended hereby.

            B. Section 3.01 of the Note Purchase  Agreement  shall be amended in its entirety to read as follows:

            "SECTION 3.01 PREPAYMENTS.

            (a)  Subject to Article XI, the  Company  may,  at its option,  upon notice as provided in this Section 3.01, prepay all or, from time to time, part of the Notes  (including any PIK Interest  Amounts) at any time prior to  February  25,  2005 at a  price  equal  to the sum of (i)  100% of the principal  amount of the Notes being prepaid,  (ii) all accrued and unpaid interest on such principal  amount to but excluding the  prepayment  date,
      (iii) an amount  equal to the  interest  that would  have  accrued on such principal  amount for the period from and including the prepayment date to but excluding  February 25, 2005 and (iv) a prepayment premium equal to 6%
      of that  portion of the  Original  Principal  Amount being so prepaid (the amounts  under  clauses  (iii)  and  (iv)  collectively,  the  "Make-Whole
      Amount").

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                                      -2-

            (b) The Company may, at its option,  upon notice as provided  below, prepay all or,  from time to time,  part of the Notes  (including  any PIK
      Interest  Amounts) at any time from and after February 25, 2005 at a price equal to the sum of (i) the principal  amount of all PIK Interest  Amounts being prepaid and (ii) the applicable percentage for the applicable period listed  below of that  portion  of the  Original  Principal  Amount  being prepaid,  in each case,  together with interest  accrued and unpaid on the
      Notes (including any PIK Interest Amounts),  or part thereof,  as the case may be, to the prepayment date:

              PERIOD                                                  PRICE
              ------                                                  -----
              From  February  25, 2005 through  August 24, 2006        106%
              From  August 25, 2006  through  August 24, 2007          103%
              Thereafter                                               100%.

            (c)  Notwithstanding  clauses  (a) or (b)  above,  in the event of a
      Change  in  Control  prior  to  August  24,  2006 in  which  the net  cash consideration  received (or receivable) by the Company or its shareholders shall be at  least  equal  (or  equivalent)  to  $22.00  per  share of the
      Company's  authorized  common stock,  the Company,  in connection with the consummation  of such  Change in  Control,  may at its  option  prepay all outstanding Notes at a price equal to 103% of the principal amount of each
      Note, in each case, together with interest accrued and unpaid on each Note to the prepayment date.

            (d) The Company  will give each  holder of the Notes  notice of each optional  prepayment  under  paragraph (a) or (b) of this Section 3.01 not less than 20 days prior to the date fixed for such prepayment,  specifying such date,  the aggregate  principal  amount of the Notes to be prepaid on such date,  the  principal  amount of each Note held by such  holder to be prepaid the interest to be prepaid to the prepayment  date with respect to such  principal  amount  being  prepaid  and  the  premium  (if  any),  as applicable, due in connection with such prepayment.

            (e) In the  case  of  each  partial  prepayment  of the  Notes,  the principal  amount of the Notes to be prepaid shall be allocated  among all of the  Notes  at  the  time  outstanding  in  proportion,  as  nearly  as practicable,  to the  respective  unpaid  principal  amounts  thereof  not theretofore called for prepayment;  PROVIDED that such prepayment shall be applied,  first, to the prepayment of all PIK Interest  Amounts,  together with the accrued and unpaid interest thereon, and, only after such amounts have been paid in full, to the prepayment of the Original Principal Amount of the  Notes.  At the  request  of the  Company,  any Note which is to be prepaid  only in part shall be  surrendered  to the  Company by the holder thereof,  and the  Company  shall issue to such holder a new Note equal in principal  amount to the unpaid  portion of the  surrendered  Note  (after giving effect to such prepayment) and in the form of Exhibit A.

            (f) In the case of each prepayment of Notes pursuant to this Section
      3.01,  the  principal  amount of each Note to be prepaid  shall mature and become due and  payable on the date  fixed for such  prepayment,  together with  interest and premium (if any) on such  principal  amount  accrued to such date. From and after such date,  unless the Company shall fail to pay such principal amount when so due and payable,  together with the interest

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                                      -3-

      and premium (if any)  thereon,  interest on such  principal  amount  shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and canceled  and shall not be reissued,  and no Note shall be issued in lieu of any prepaid principal amount of any Note.

            (g) The Company  will not and will not permit any of its  Affiliates to purchase,  redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding  Notes except upon the payment or prepayment of the
      Notes in accordance with the terms of this Agreement or otherwise on terms identical to those offered to all the other Investors (whether or not such terms have actually been accepted by all the Investors).  The Company will promptly cancel all Notes acquired by it or any Affiliate  pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this
      Agreement and no Notes may be issued in  substitution  or exchange for any such Notes."

            Section 3.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Investors that on the date that this Amendment No. 1 becomes effective,  after  giving  effect  to  this  Amendment  No.  1 and  the  actions contemplated hereby: (a) the representations and warranties set forth in Article
VI of the Note Purchase Agreement are true and complete on the date hereof as if made on and as of the date hereof (it being  understood that any  representation or warranty made as of a specific date shall be true and correct in all material respects as of such  specified  date) and (b) no Default or Event of Default has occurred and is continuing.

            Section 4. CONDITIONS PRECEDENT. The amendments to the Note Purchase
Agreement  set forth in Section 2 above shall become  effective,  as of the date hereof, upon the satisfaction of the following conditions:

            (a)  AMENDMENT  NO. 1. The  execution  and  delivery  of one or more counterparts of this Amendment No. 1 by the Company and the Investors, and receipt by the  Investors of evidence that the lenders party to the Senior
      Credit Agreement shall have approved this Amendment No. 1; and

            (b)  AMENDMENT  FEE.  Receipt by each  Investor of an amendment  fee equal to 1.0% of the Original  Principal  Amount of the Notes held by such
      Investor.

            Section  5.  MISCELLANEOUS.  Except  as  herein  provided,  the Note
Purchase  Agreement  shall remain  unchanged and in full force and effect.  This
Amendment  No. 1 may be  executed  in any number of  counterparts,  all of which taken together shall  constitute one and the same amendatory  instrument and any of the  parties  hereto may  execute  this  Amendment  No. 1 by signing any such counterpart.  This  Amendment  No. 1 shall be  governed  by,  and  construed  in accordance with, the law of the State of New York.

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                                      -4-

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 1 to be duly  executed  and  delivered  as of the day and year  first  above written.

                                   NUCO2 INC.

                                   By:     /s/ Robert R. Galvin
                                   Title:  Chief Financial Officer

                                   INVESTORS

                                   J.P. MORGAN PARTNERS (BHCA), L.P.

                                   BY:  JPMP MASTER FUND MANAGER, L.P.,
                                        ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                        ---------------------
                                        Name:
                                        Title:

                                   J.P. MORGAN PARTNERS GLOBAL
                                   INVESTORS, L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                         ITS GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                        ---------------------
                                        Name:
                                        Title:

                                   J.P. MORGAN PARTNERS GLOBAL
                                   INVESTORS (CAYMAN), L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                         IT GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                        ---------------------
                                        Name:
                                        Title:

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                                      -5-

                                   J.P. MORGAN PARTNERS GLOBAL
                                   INVESTORS A, L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                         IT GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                        ---------------------
                                        Name:
                                        Title:

                                   J.P. MORGAN PARTNERS GLOBAL
                                   INVESTORS (CAYMAN) II, L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                         IT GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                        ---------------------
                                        Name:
                                        Title:

                                   BETTINA LOORAM PRIVATSTIFTUNG

                                   By:  /s/ Craig Burr
                                        --------------
                                        Name:  Craig Burr
                                        Title: Trustee

                                   KBGM LLC

                                   By:  /s/ Francis F. Kingsley
                                        -----------------------
                                        Name: Francis F. Kingsley
                                        Title: UPOA

                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By:  /s/ Matthew Headington
                                        -------------------------
                                        Name:  Matthew Headington
                                        Title: Director

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT